UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22742
(Investment Company Act File Number)

Principal Real Estate Income Fund
(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100
Denver, CO 80203
(Address of Principal Executive Offices)

Andrea E. Kuchli
Principal Real Estate Income Fund
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End: October 31

Date of Reporting Period: November 1, 2016 - April 30, 2017

Item 1.	Reports to Stockholders.

Principal® Real Estate Investors

PGZ

Principal Real Estate Income Fund

SEMI-ANNUAL REPORT
April 30, 2017

TABLE OF CONTENTS

Performance Overview	1
Statement of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	20
Approval of Investment Advisory and Sub-Advisory Agreements	29
Dividend Reinvestment Plan	32
Additional Information
Portfolio Holdings	34
Proxy Voting	34
Section 19(A) Notices	34
Unaudited Tax Information	35
Shareholder Meeting Results	35
Data Privacy Policies and Procedures	35
Custodian and Transfer Agent	36
Legal Counsel	36
Independent Registered Public Accounting Firm	36

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2017 (Unaudited)

INVESTMENT OBJECTIVE
The Principal Real Estate Income Fund’s (“PGZ” or the “Fund”) investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate related securities.

PERFORMANCE OVERVIEW
As of April 30, 2017, the Fund was 61.24% allocated to commercial mortgage backed securities (“CMBS”) and 34.31% allocated to global real estate securities, primarily real estate investment trusts (“REITs”). For the 6-month period ended April 30, 2017, the Fund delivered a net return, at market price, of 13.66%, assuming dividends are reinvested back into the Fund, based on the closing share price of $17.94 on April 30, 2017. This compares to the return of the S&P 500® Index, over the same time-period, of 13.32% assuming dividends are reinvested into the index. This also compares to the return of the Bloomberg Barclays U.S. Aggregate Bond Index of -0.67% and the MSCI World Index of 12.12%.

The April 30, 2017, closing market price of $17.94 represented a 6.12% discount to the Fund’s Net Asset Value (“NAV”). This compares to an average 6.42% discount for equity real estate closed-end funds and a 1.45% discount for mortgage-backed securities closed-end funds (source: Bloomberg). These discounts to NAV reflect the volatility that has occurred in the closed-end fund market since June 2013, as expectations for higher interest rates have negatively impacted the attractiveness of the market.

Based on NAV, the Fund returned 5.85%, including dividends, for the 6-month period ended April 30, 2017. During this period, the demand for risk in the market changed dramatically when Donald Trump was elected President on November 8, 2016. After the initial market shock on the morning of the 9th, investors realized the growth potential for both individuals and corporations of President Trump’s campaign promises to repeal the Affordable Care Act, lower taxes and rollback regulations. This change in outlook was immediately reflected in the Treasury market with interest rates on the 10-year Treasury Note increasing from 1.86% on November 8th to 2.22% a week later and ending the month at 2.38%. Interest rates peaked twice during the period at 2.60% on December 15, 2016, and 2.63% on March 13, 2017. The CMBS and Global REIT components reacted differently to this change in outlook and run-up in rates. The change in interest rates and outlook for growth resulted in an increase in demand for CMBS as higher absolute yields brought renewed interest from existing investors and new investors to the market. CMBS had lagged the recovery in the broader markets and specifically the corporate bond market since the extreme volatility that dislocated the market during the 1st quarter of 2016. As yield buyers came back to the market post-election, the relative value of CMBS compared to alternatives helped drive investor demand which had a positive impact on credit spreads. The result of this renewed demand was a flattening of the credit curve as spreads on AA through BBB rated bonds tightened more than AAA spreads. During this same period, Global REITs as represented by the FTSE EPRA/NAREIT Developed Index returned 3.3% lagging broader equities (MSCI World index) which returned 12.4% as banks and cyclicals outperformed more defensive sectors like REITs. Donald Trump’s U.S. presidential election victory spurred a rotation away from yield towards cyclicals in anticipation that President Trump would introduce policies to boost growth such as tax reform, deregulation and stronger infrastructure spending. During the first quarter, the Trump trade lost momentum following the lack of traction on President Trump’s policy initiatives. Equity investors displayed a willingness to overlook these delays, however, as a result of generally encouraging economic data including better than expected job growth and improved confidence from small businesses and consumers.

Semi-Annual Report | April 30, 2017	1

Principal Real Estate Income Fund	Performance Overview

April 30, 2017 (Unaudited)

CMBS
The CMBS holdings within the Fund returned approximately 4.26% for the 6 months ended April 30, 2017. The main drivers of returns for the period were the change in the demand for risk and higher yields following the election, a slowdown in new issue volumes during the 1st quarter due to risk retention taking effect at the end of 2016 and the ability for legacy loans to continue to refinance. With post-election demand coming back to the market, A through BB rated CMBS offered attractive relative value to alternatives considering lower rated CMBS lagged the recovery in investment grade and high yield corporates from the historically wide levels of early 2016. The result of the renewed demand for higher yielding CMBS was a flatter credit curve between AAA and BBB/BB rated CMBS which benefitted the portfolio since the Fund carries an overweight to BBB and BB rated 2.0 CMBS securities when compared to the Bloomberg Barclays CMBS Investment Grade Index. This index is comprised of over 90% AAA rated securities and posted a return of -0.45% for the 6-month period. Along with the increase in demand for yield, the technical landscape of CMBS improved during the 1st quarter as issuance volumes lagged previous periods due to risk retention slowing down origination volumes at the end of 2016 and to start 2017 as originators were left having to estimate the potential cost of risk retention prior to implementation. New issue volumes during the quarter were 20% lower compared to 1st quarter 2016 and 50% lower than 4th quarter 2016. This drop in supply during the period of increased demand also helped drive the positive movement in spreads and the flattening of the credit curve. For legacy bonds, the refinance rate for loans maturing during the period remained strong with a 75-80% payoff rate driven by accommodative interest rates, availability of capital from the first mortgage market and most importantly, the availability of capital from the high yield debt market to help borrowers fill the gap between the 2006-2007 vintage loan amount and the first mortgage being offered from lenders in the 2.0 CMBS market. With respect to interest rates, another positive driver of relative performance was the duration of the CMBS bonds held in the portfolio being shorter than the market during a period where interest rates increased. The duration of the CMBS portfolio in the Fund was 3.40 years as of April 30, 2017, compared to the benchmark duration of 5.39 years.

We believe the outlook for CMBS remains positive looking forward through 2017 based on our positive outlook for real estate fundamentals driving property level income growth over the next 2-3 years. In our view this income growth should be positive for the credit quality of the underlying CMBS loans and should help support growth in property values even if interest rates start to increase. Longer term, the ability for CMBS issuance to maintain and grow volume levels in a risk retention market will be important as the height of the maturity cycle in the 2nd and 3rd quarter of 2017.

GLOBAL REAL ESTATE SECURITIES
The global real estate securities holdings within the Fund returned approximately 5.0%, helped by strong performance in cyclicals like self-storage and hotels, secular growth in data centers, strong fundamentals in industrials, as well as relief from the Brexit overhang.

During the trailing 6-months investors sought real estate exposure with less interest rate sensitivity and a short-lease duration profile that would benefit from a higher inflation and a pro-growth, business friendly agenda from the Trump administration. This theme helped the outperformance of U.S. hotels and self-storage stocks within the portfolio. A larger portion of the portfolio allocation is in U.S. residential stocks which rallied from strong results in apartments and increased exposure in the single family rental sector. Globally, performance benefitted from the strong industrial property fundamentals evident. U.S. data center stocks outperformed on the back of the strong secular growth story at play.

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Principal Real Estate Income Fund	Performance Overview

April 30, 2017 (Unaudited)

Portfolio returns at the country level were strongest in the United Kingdom as signs of a slower and softer Brexit boosted stocks to a total return of 21.7%. Australia performance was strong as well, helped by Dexus Property Group on the back of strong office fundamentals with limited new supply and stock withdrawal is driving lower vacancy and strong rental growth. The portfolio benefitted from Croesus Retail Trust as the stock is on track to delivering the strong near term growth among Singapore REITs underpinned by acquisitions and cost savings from internalization. The most notable detractor to performance was exposure to retail stocks in the U.S. as the store closing landscape and especially weak sentiment continues to weigh on retail property owners.

Our proprietary financial model utilized to measure global real estate securities valuation levels indicates securities traded at attractive levels at the end of April 2017. This measure examines the spread between the stocks’ forward looking implied unlevered internal rates of returns (“IRRs”) to global treasury yields. That spread, or ‘risk premium’, of 5.0% as of the end of April is comfortably in excess of the trailing 10 year average of 4.6%. Global REITs remain a yield plus growth oriented investment and therefore have remained well supported amidst extraordinarily low sovereign yields across the globe. Although further near term tightening from the Federal Reserve appears likely, long term bond yields actually fell slightly during the first quarter, and we expect the pace of future hikes will prove measured going forward. Real estate securities also continue to offer somewhat elevated spreads when comparing implied unlevered return expectations to fixed income markets including CMBS and global corporate bonds, signaling continued relative value of the asset class. Looking ahead, we believe global property securities forecasted total returns will benefit from earnings growth and rising dividends, however, capital appreciation potential may prove more limited.

Semi-Annual Report | April 30, 2017	3

Principal Real Estate Income Fund	Performance Overview

April 30, 2017 (Unaudited)

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

2.0 CMBS is defined as bonds issued post-2009.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Bloomberg Barclays U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

FTSE EPRA/NAREIT Developed NTR Index – A modified market capitalization weighted index, based on free float market capitalization designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

A bond rating is a grade given to bonds by private, independent ratings services that indicates their credit quality. Investment grade bonds range from AAA to BBB- and will usually see bond yields increase as ratings decrease.

The internal rate of return on an investment is defined as the discount rate at which the present value of all future cash flows is equal to the initial investment or, in other words, the rate at which an investment breaks even.

Issuance information – JPMorgan

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Principal Real Estate Income Fund	Performance Overview

April 30, 2017 (Unaudited)

PERFORMANCE as of April 30, 2017

TOTAL RETURNS(1)	CUMULATIVE	ANNUALIZED
Fund	6 Month	1 Year	3 Year	Since Inception(2)
Net Asset Value (NAV)(3)	5.85%	10.84%	7.53%	9.74%
Market Price(4)	13.66%	15.56%	8.09%	6.67%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.67%	0.83%	2.66%	3.10%
MSCI World Index	12.12%	14.65%	5.68%	9.78%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on June 25, 2013.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of October 31, 2016, 2.82%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of October 31, 2016, 2.07%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc.

Semi-Annual Report | April 30, 2017	5

Principal Real Estate Income Fund	Performance Overview

April 30, 2017 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ)of $ 20.00 on June 25, 2013 (the date of commencement of operations), and tracking its progress through April 30, 2017.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change.
Percentages are based on total investments of the Fund.

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Principal Real Estate Income Fund	Performance Overview

April 30, 2017 (Unaudited)

GEOGRAPHIC BREAKDOWN as of April 30, 2017

% of Total Investments
United States	82.85%
Japan	3.48%
Australia	2.68%
Singapore	1.81%
Hong Kong	1.49%
Canada	1.40%
Netherlands	1.17%
Great Britain	1.12%
Germany	0.95%
France	0.89%
Finland	0.87%
Spain	0.55%
Mexico	0.47%
Sweden	0.20%
China	0.07%
100.00%

Holdings are subject to change.

Semi-Annual Report | April 30, 2017	7

Principal Real Estate Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (50.75%)
Computer Software (0.52%)
InterXion Holding N.V.(a)	16,400	$683,224

Real Estate Management/Services (3.17%)
Aeon Mall Co., Ltd.	3,200	54,340
Charter Hall Group	95,000	403,341
Citycon OYJ	464,193	1,141,748
Deutsche Wohnen AG	24,571	840,160
Fabege AB	22,000	379,032
Mitsubishi Estate Co., Ltd.	43,000	821,619
Sponda OYJ	120,631	532,447
		4,172,687
Real Estate Operation/Development (5.15%)
ADO Properties SA(b)(c)	13,197	483,017
Atrium European Real Estate, Ltd.	96,100	405,118
Croesus Retail Trust	2,206,330	1,539,685
Inmobiliaria Colonial SA	60,000	465,284
Leopalace21 Corp.	77,000	408,917
Mitsui Fudosan Co., Ltd.	61,000	1,340,386
New World Development Co., Ltd.	388,000	483,357
Propertylink Group(c)	800,000	479,232
Soho China, Ltd.	260,000	141,727
TLG Immobilien AG	12,000	242,805
Tokyo Tatemono Co., Ltd.	59,000	805,014
		6,794,542
REITS-Apartments (4.20%)
Apartment Investment & Management Co., Class A	19,700	861,678
Colony Starwood Homes	29,855	1,032,087
Essex Property Trust, Inc.	8,600	2,102,442
Independence Realty Trust, Inc.	108,000	993,600
Invitation Homes, Inc.(a)	14,982	322,862
Japan Rental Housing Investments, Inc.	320	229,935
		5,542,604
REITS-Diversified (11.86%)
Altarea SCA	8,469	1,708,061
American Tower Corp.	2,500	314,850
Crombie Real Estate Investment Trust	21,015	223,228
Crown Castle International Corp.	19,000	1,797,400
Dexus Property Group	210,000	1,603,930
Duke Realty Corp.	30,000	831,900
Empiric Student Property PLC	150,000	212,737
EPR Properties	8,400	610,764
Equinix, Inc.	2,100	877,170
Frasers Logistics & Industrial Trust(c)	786,387	568,479
Invesco Office J-REIT, Inc.	185	162,969

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Principal Real Estate Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Diversified (11.86%) (continued)
Liberty Property Trust	12,200	$494,954
Londonmetric Property PLC	145,000	316,262
Mapletree Commercial Trust	139,600	159,369
Merlin Properties Socimi SA	50,000	591,762
Mirvac Group	278,000	472,538
Secure Income REIT PLC	15,401	69,816
Segro PLC	96,224	605,325
Sekisui House REIT, Inc.	307	391,892
Spring Real Estate Investment Trust	2,870,000	1,199,162
STAG Industrial, Inc.	46,318	1,220,943
Stockland	180,100	654,066
Viva Energy REIT	310,137	559,676
		15,647,253
REITS-Health Care (2.33%)
Care Capital Properties, Inc.	25,000	671,750
Physicians Realty Trust	24,000	471,360
Senior Housing Properties Trust	69,430	1,494,133
Welltower, Inc.	6,072	433,784
		3,071,027
REITS-Hotels (1.80%)
Hoshino Resorts REIT, Inc.	30	152,321
Hospitality Properties Trust	25,600	814,848
Japan Hotel REIT Investment Corp.	700	476,609
Sunstone Hotel Investors, Inc.	62,000	923,180
		2,366,958
REITS-Manufactured Homes (0.89%)
Sun Communities, Inc.	14,083	1,177,480

REITS-Mortgage (0.28%)
CYS Investments, Inc.	43,100	367,643

REITS-Office Property (4.96%)
Alexandria Real Estate Equities, Inc.	11,000	1,237,610
alstria office REIT-AG	20,000	264,482
Brandywine Realty Trust	38,100	646,557
Champion REIT	405,000	263,462
City Office REIT, Inc.	98,278	1,233,389
Daiwa Office Investment Corp.	50	243,552
Investa Office Fund	82,023	291,740
Kilroy Realty Corp.	13,500	952,155
MCUBS MidCity Investment Corp.	65	194,169
SL Green Realty Corp.	6,400	671,552
Viva Industrial Trust	939,500	548,039
		6,546,707

Semi-Annual Report | April 30, 2017	9

Principal Real Estate Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Regional Malls (3.24%)
GGP, Inc.	35,000	$756,350
Simon Property Group, Inc.	21,300	3,520,038
		4,276,388
REITS-Shopping Centers (4.92%)
Aventus Retail Property Fund, Ltd.	95,000	168,592
DDR Corp.	23,000	248,630
Fortune Real Estate Investment Trust	587,000	682,212
Kenedix Retail REIT Corp.	436	950,028
Kite Realty Group Trust	28,000	570,080
Link REIT	129,500	931,499
NewRiver REIT PLC	149,000	671,395
Ramco-Gershenson Properties Trust	18,400	245,272
Regency Centers Corp.	4,950	312,741
Scentre Group	165,000	532,509
Vastned Retail N.V.	31,600	1,180,499
		6,493,457
REITS-Single Tenant (2.11%)
Agree Realty Corp.	5,200	252,096
Spirit Realty Capital, Inc.	118,000	1,111,560
STORE Capital Corp.	58,881	1,412,555
		2,776,211
REITS-Storage/Warehousing (1.92%)
CubeSmart	22,000	557,480
Extra Space Storage, Inc.	10,200	770,406
National Storage Affiliates Trust	37,220	911,890
Safestore Holdings PLC	56,000	293,752
		2,533,528
REITS-Warehouse/Industrials (3.40%)
Granite Real Estate Investment Trust	8,000	286,934
Industrial & Infrastructure Fund Investment Corp.	56	247,159
Japan Logistics Fund, Inc.	115	245,423
PLA Administradora Industrial S de RL de CV	440,100	744,361
Prologis Property Mexico SA de CV	95,900	163,372
Prologis, Inc.	24,000	1,305,840
Terreno Realty Corp.	17,000	524,960
WPT Industrial Real Estate Investment Trust	72,800	967,512
		4,485,561
TOTAL COMMON STOCKS (Cost $62,785,863)		66,935,270

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Principal Real Estate Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (89.66%)
Commercial Mortgage Backed Securities-Other (44.41%)
Bank of America Commercial Mortgage Trust, Series 2008-1(d)	6.280%	01/10/18	$2,500,000	$2,529,464
CD Commercial Mortgage Trust, Series 2007-CD4(d)	5.398%	12/11/49	3,687,230	2,706,427
CD Commercial Mortgage Trust, Series 2017-CD4	3.300%	04/10/27	2,000,000	1,651,221
Credit Suisse Commercial Mortgage Trust, Series 2006-C4(d)	5.538%	09/15/39	3,407,096	3,445,453
Credit Suisse Commercial Mortgage Trust, Series 2007-C1	5.416%	02/15/40	7,251,220	7,240,967
FHLMC Multifamily Structured Pass Through Certificates, Series 2011-KAIV(d)(e)	3.615%	06/25/41	9,000,000	1,160,583
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K052(d)(e)	1.611%	01/25/26	9,690,000	1,033,162
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K706(d)(e)	1.904%	12/25/18	59,523,999	1,681,720
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K707(d)(e)	1.806%	01/25/19	27,555,000	741,263
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K709(d)(e)	1.700%	04/25/40	30,601,130	932,940
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K710(d)(e)	1.662%	06/25/42	27,830,000	845,403
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2007-GG9(d)	5.505%	03/10/39	6,238,611	5,976,740
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21(b)(d)	3.900%	07/15/24	12,747,500	8,606,350
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC17(d)	5.489%	12/12/43	3,729,083	1,603,658
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC19(d)	5.933%	05/12/17	3,500,000	2,943,062
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C15(b)(d)(e)	1.653%	10/15/23	11,500,000	895,819
LB-CMT Commercial Mortgage Trust, Series 2007-C3(d)	5.918%	06/15/17	1,000,000	990,205
LB-UBS Commercial Mortgage Trust, Series 2006-C7	5.407%	11/15/38	1,320,743	1,019,895
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015- C20(b)(d)(e)	1.612%	02/15/25	23,967,000	2,227,735
Morgan Stanley Capital I Trust, Series 2016- UB11XE(b)(d)(e)	1.500%	08/15/26	13,495,500	1,337,748
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29(d)	5.368%	11/18/48	4,455,076	4,488,030

Semi-Annual Report | April 30, 2017	11

Principal Real Estate Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Other (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30(d)	5.413%	12/15/43	$4,453,316	$4,514,551
				58,572,396

Commercial Mortgage Backed Securities-Subordinated (45.25%)
Bank of America Commercial Mortgage Trust, Series 2016-UBS10(b)	3.000%	06/15/49	3,500,000	2,484,145
CFCRE Commercial Mortgage Trust 2016- C3(b)(d)	3.052%	01/10/26	5,484,000	3,938,359
CFCRE Commercial Mortgage Trust 2016- C7(b)	4.443%	12/10/26	1,500,000	1,203,344
Commercial Mortgage Pass Through Certificates, Series 2014-CR14(b)(d)	3.496%	01/10/24	2,000,000	1,275,531
Commercial Mortgage Trust, Series 2013- CCRE11(b)(d)	4.371%	10/10/23	5,108,000	3,784,860
Commercial Mortgage Trust, Series 2014- CCRE17(b)(d)	4.299%	05/10/24	6,000,000	3,745,934
Commercial Mortgage Trust, Series 2014- UBS5(b)	3.495%	09/10/24	4,250,000	3,144,172
CSAIL Commercial Mortgage Trust, Series 2015-C4(d)	3.584%	11/11/48	5,000,000	3,546,798
Goldman Sachs Mortgage Securities Trust, Series 2013-GC13(b)(d)	4.201%	07/10/23	3,000,000	2,754,584
Goldman Sachs Mortgage Securities Trust, Series 2013-GC16(b)(d)	5.320%	11/10/46	2,342,405	2,272,412
Goldman Sachs Mortgage Securities Trust, Series 2013-GCJ14(b)(d)	4.923%	08/10/23	2,000,000	1,529,603
Goldman Sachs Mortgage Securities Trust, Series 2014-GC22(b)	3.582%	06/10/47	8,326,000	5,207,415
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15(b)	3.500%	10/15/23	2,500,000	1,808,191
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC16	5.623%	05/12/45	2,042,562	1,760,229
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16(b)(d)	4.975%	11/15/23	2,117,483	2,034,765
Merrill Lynch Mortgage Trust, Series 2006- C1(d)	5.657%	05/12/39	9,000,000	7,117,409
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-3(d)	5.554%	07/12/46	2,500,000	2,404,556
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013- C8(b)(d)	4.062%	02/15/23	3,000,000	2,738,279
Morgan Stanley Capital I Trust, Series 2016- UB11E(b)(d)	2.849%	08/15/26	5,000,000	2,946,778
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1(d)	4.104%	05/15/48	3,440,000	2,923,158

12	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3(b)	3.153%	09/15/57	$1,500,000	$1,065,977
				59,686,499

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $121,512,497)				118,258,895

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (5.99%)
State Street Institutional Treasury Plus Money Market Fund	0.644%	7,905,506	7,905,506

TOTAL SHORT TERM INVESTMENTS (Cost $7,905,506)			7,905,506

TOTAL INVESTMENTS (146.40%) (Cost $192,203,866)			$193,099,671

Liabilities in Excess of Other Assets (-46.40%)			(61,201,550)
NET ASSETS (100.00%)			$131,898,121

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts $55,485,018, which represents approximately 42.07% of net assets as of April 30, 2017.

(c)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2017, the aggregate market value of those securities was $1,530,728, representing 1.16% of net assets.

(d)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at April 30, 2017.
(e)	Interest only security.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2017	13

Principal Real Estate Income Fund

Statement of Assets and Liabilities	April 30, 2017 (Unaudited)

ASSETS:
Investments, at value	$193,099,671
Foreign currency, at value (Cost $36,897)	36,897
Receivable for investments sold	201,145
Interest receivable	824,741
Dividends receivable	202,887
Prepaid and other assets	61,917
Total Assets	194,427,258

LIABILITIES:
Loan payable (Note 3)	60,000,000
Interest due on loan payable	144,702
Payable for investments purchased	2,113,754
Payable to adviser	165,476
Payable to administrator	31,186
Payable to transfer agent	2,758
Payable for trustee fees	20,233
Other payables	51,028
Total Liabilities	62,529,137
Net Assets	$131,898,121

NET ASSETS CONSIST OF:
Paid-in capital	$131,315,474
Distributions in excess of net investment income	(1,026,233)
Accumulated net realized gain on investments and foreign currency transactions	720,431
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	888,449
Net Assets	$131,898,121

PRICING OF SHARES:
Net Assets	$131,898,121
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$19.12

Cost of Investments	$192,203,866

See Notes to Financial Statements.

14	www.principalcef.com

Principal Real Estate Income Fund	Statement of Operations

For the Six Months Ended April 30, 2017 (Unaudited)

INVESTMENT INCOME:
Interest	$6,097,114
Dividends (net of foreign withholding tax of $47,628)	1,431,945
Total Investment Income	7,529,059

EXPENSES:
Investment advisory fees	987,868
Interest on loan	600,150
Administration fees	152,979
Transfer agent fees	13,318
Audit fees	15,371
Legal fees	34,137
Custodian fees	14,097
Trustee fees	39,408
Printing fees	10,597
Insurance fees	15,675
Excise tax	13,799
Other	26,501
Total Expenses	1,923,900
Net Investment Income	5,605,159

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	720,974
Foreign currency transactions	(6,493)
Net realized gain	714,481
Net change in unrealized appreciation/(depreciation) on:
Investments	316,529
Translation of assets and liabilities denominated in foreign currencies	4,861
Net change in unrealized appreciation	321,390
Net Realized and Unrealized Gain on Investments and Foreign Currency	1,035,871
Net Increase in Net Assets Resulting from Operations	$6,641,030

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2017	15

Principal Real Estate Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31, 2016
OPERATIONS:
Net investment income	$5,605,159	$9,300,975
Net realized gain on investments and foreign currency transactions	714,481	2,135,145
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	321,390	(5,348,791)
Net increase in net assets resulting from operations	6,641,030	6,087,329

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,002,827)	(12,005,652)
Net decrease in net assets from distributions to shareholders	(6,002,827)	(12,005,652)

Net Increase/(Decrease) in Net Assets	638,203	(5,918,323)

NET ASSETS:
Beginning of period	131,259,918	137,178,241
End of period (including distributions in excess of net investment income of $(1,026,233) and $(628,565))	$131,898,121	$131,259,918

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

See Notes to Financial Statements.

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Principal Real Estate Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2017 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$6,641,030
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(34,808,151)
Proceeds from disposition of investment securities	39,333,072
Net purchases of short-term investment securities	(2,603,797)
Net realized (gain)/loss on:
Investments	(720,974)
Net change in unrealized (appreciation)/depreciation on:
Investments	(316,529)
Amortization of premiums and accretion of discounts on investments	(1,475,500)
Decrease in interest receivable	30,478
Increase in dividends receivable	(28,325)
Increase in prepaid and other assets	(23,818)
Increase in interest due on loan payable	16,223
Increase in payable to transfer agent	592
Decrease in payable to adviser	(5,406)
Increase in payable to administrator	1,284
Decrease in payable for trustee fees	(1,677)
Decrease in other payables	(35,675)
Net cash provided by operating activities	$6,002,827

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distributions paid	$(6,002,827)
Net cash used in financing activities	$(6,002,827)

Effect of exchange rates on cash	$36,897

Net increase in cash	$36,897
Cash, beginning balance	$–
Cash, ending balance	$36,897

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$583,927

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2017	17

Principal Real Estate Income Fund

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income from investment operations

Less distributions to common shareholders:
From net investment income
From net realized gains
Total distributions

Capital share transactions:
Common share offering costs charged to paid-in capital
Total capital share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period

Total Return(b)
Total Return - Market Price(b)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets:
Total expenses
Total expenses excluding interest expense
Net investment income
Total expenses to average managed assets(d)
Portfolio turnover rate
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)
Asset Coverage Per $1,000 (in thousands)

See Notes to Financial Statements.

18	www.principalcef.com

Financial Highlights

For a share outstanding throughout the periods presented.

For the Six Months Ended April 30, 2017 (Unaudited)		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period June 25, 2013 (Commencement) to October 31, 2013

$19.02		$19.88	$21.02	$19.68	$19.10

0.81		1.35	1.46	1.57	0.33
0.16		(0.47)	(0.87)	1.44	0.70
0.97		0.88	0.59	3.01	1.03

(0.87)		(1.74)	(1.67)	(1.67)	(0.41)
–		–	(0.06)	–	–
(0.87)		(1.74)	(1.73)	(1.67)	(0.41)

–		–	–	–	(0.04)
–		–	–	–	(0.04)
0.10		(0.86)	(1.14)	1.34	0.58
$19.12		$19.02	$19.88	$21.02	$19.68
$17.94		$16.62	$17.56	$19.34	$17.76

5.85%		5.94%	3.61%	16.82%	5.40%
13.66%		4.80%	(0.54%)	19.10%	(9.16%)

$131,898		$131,260	$137,178	$145,023	$135,798

2.99	%(c)	2.82%	2.59%	2.59%	2.15	%(c)
2.06	%(c)	2.07%	2.08%	2.04%	1.99	%(c)
8.71	%(c)	7.04%	7.02%	7.74%	5.01	%(c)
2.04	%(c)	1.94%	1.83%	1.81%	1.93	%(c)
19	%(e)	41%	22%	18%	1	%(e)

$60,000		$60,000	$60,000	$60,000	$60,000
$3,198		$3,188	$3,286	$3,417	$3,263

Semi-Annual Report | April 30, 2017	19

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the “Fund”) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on April 30, 2017.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

20	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Semi-Annual Report | April 30, 2017	21

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017:

Principal Real Estate Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Real Estate
Management/Services	$3,769,346	$403,341	$–	$4,172,687
Other	62,762,583	–	–	62,762,583
Commercial Mortgage Backed
Securities	–	118,258,895	–	118,258,895
Short Term Investments	7,905,506	–	–	7,905,506
Total	$74,437,435	$118,662,236	$–	$193,099,671

*	See Statement of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the six months ended April 30, 2017, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

22	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

Semi-Annual Report | April 30, 2017	23

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents up to 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 15, 2017, subject to the restrictions and terms of the credit agreement. As of April 30, 2017, the Fund has drawn down $60,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged an interest rate of 1.00% (per annum) above the three-month LIBOR (London Interbank Offered Rate) of 1.152%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the six months ended April 30, 2017, was as follows:

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

Average Interest Rate	1.993%
Average Outstanding Loan Payable	$60,000,000

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (“PrinRei”) as the Fund’s sub-advisor and pays PrinRei an annual fee of 0.55% based on the Fund’s average Total Managed Assets.

ALPS Fund Services, Inc. (“AFS”), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (“DST”), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses.

The Fund pays no salaries or compensation to any of its interested Trustee or Officers. The three independent Trustees of the Fund receive an annual retainer of $17,000 and an additional $2,000 for attending each meeting of the Board. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

A Trustee and certain Officers of the Fund are also officers of AAI.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, “Limited Leverage”). “Borrowings” are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

Semi-Annual Report | April 30, 2017	25

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

5. DISTRIBUTIONS

The Fund intends to make monthly distributions to Common Shareholders out of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinRei to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

Subsequent to April 30, 2017, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
May 18, 2017	May 22, 2017	May 31, 2017	$0.145
June 15, 2017	June 19, 2017	June 28, 2017	$0.145

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

26	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

7. PORTFOLIO INFORMATION

For the six months ended April 30, 2017, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$35,347,767	$38,608,118

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2017.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Principal Real Estate Income Fund
For the Year Ended October 31, 2016
Ordinary Income	$12,005,652
Total	$12,005,652

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2017, were as follows:

Principal Real Estate Income Fund
Cost of investments for income tax purposes	$193,052,688
Gross appreciation on investments (excess of value over tax cost)	$8,033,132
Gross depreciation on investments (excess of tax cost over value)	(7,986,149)
Net unrealized appreciation on investments	$46,983

The differences between book-basis and tax-basis are primarily due to investments in Passive Foreign Investment Companies.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Code by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made. During the year ended October 31, 2016, the Fund paid an excise tax of $55,561 as required under Internal Revenue Code §4982, primarily due to the timing of income inclusions from Passive Foreign Investment Companies (“PFICs”) held by the Fund. As of April 30, 2017, $13,799 of the remaining $55,561 excise tax paid was accrued and included on the Statement of Operations.

Semi-Annual Report | April 30, 2017	27

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2017 (Unaudited)

As of and during the six months ended April 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

9. SUBSEQUENT EVENTS

On October 13, 2016, the Securities and Exchange Commission amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

28	www.principalcef.com

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

April 30, 2017 (Unaudited)

At the March 15, 2017 meeting (“Meeting”) of the Board of Trustees (the “Board”) of Principal Real Estate Income Fund (the “Fund”), the Board, including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved ALPS Advisors, Inc. (the “Adviser”) and Principal Real Estate Investors, LLC, (the “Sub-Adviser”) to serve as the Trust’s investment adviser and sub-adviser, respectively, and approved the renewal of the investment advisory agreement between the Adviser and the Trust, and the sub-advisory agreement between Sub-Adviser and the Adviser with respect to the Trust (collectively, the “Advisory Agreements”), upon the terms and conditions set forth therein. In connection with considering the approval of the renewal of the Advisory Agreements, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Although not meant to be all-inclusive, the following portion of the minutes summarizes the factors considered and conclusions reached by the Trustees in the executive session and at the Meeting in determining to approve the Advisory Agreements.

Nature, extent, and quality of services. In examining the nature, extent and quality of the investment advisory services provided by the Adviser, the Trustees considered the qualifications, experience and capability of the Adviser’s management and other personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In this regard, the Trustees considered, among other matters, the process by which the Adviser performs oversight of the Fund, including ongoing due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser.

With respect to the nature, extent and quality of the investment advisory services provided by the Sub-Adviser, the Trustees considered the Sub-Adviser’s investment management process it uses in managing the assets of the Fund, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Trustees also considered the favorable assessment provided by the Adviser as to the nature and quality of the services provided by the Sub-Adviser and the ability of the Sub-Adviser to fulfill its contractual obligations.

Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services, and that the Adviser and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment performance of the Fund, the Adviser and the Sub-Adviser. The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Board utilized a report from Broadridge, an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return exceeded the average return for the Real Estate Lipper Category, as assigned by Lipper, Inc. for the 1-year period ended December 31, 2015. The Board also considered the views of the Adviser and the Sub-Adviser that in light of the Fund’s dynamic allocation strategy that permits it to vary its allocation to both commercial mortgage backed securities and other U.S. and non-U.S. real estate-related securities, such as REITs and REIT-like entities, there are no directly comparable peer funds that utilize a similar investment strategy.

Semi-Annual Report | April 30, 2017	29

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

April 30, 2017 (Unaudited)

The Board also noted that in light of the Fund’s primary investment objective to provide high current income, one of the best measures of the Fund’s performance is the fact that the Fund has maintained its monthly distribution on its common shares.

Costs of services and profits realized, and comparison with other advisory contracts. The Board considered the fees payable under the Advisory Agreements. The Board reviewed the information compiled by Broadridge comparing the Fund’s contractual management fee rate (on managed assets) and net management fee rate (on both managed assets and common assets—which includes advisory and subadvisory and administrative service fees—as well as the Fund’s net total expense ratios) to other funds in its expense group. Based on the data provided on management fee rates, the Board noted that the Fund’s fees were high relative to its Broadridge peer group. The Trustees considered the statements of the Adviser explaining the differentiation between the Fund and the peer group given the Fund’s significant investment in CMBS, a complex asset class, versus the peer group being composed solely of funds that invest in REITs. The Board noted that the Adviser does not serve as investment adviser to any other comparable closed-end funds.

The Trustees also considered that the fee paid to the Sub-Adviser is paid out of the fees paid to the Adviser and that no separate fee for sub-advisory services is charged to the Fund. The Trustees also considered the fees charged by the Sub-Adviser to other accounts managed using a CMBS strategy, and to other accounts managed using a REIT strategy. Based on the material provided by the Sub-Adviser, services provided to another registered investment company client for which it separately manages a CMBS “sleeve” would result in an overall sub-advisory fee of between 0.20% and 0.60% of assets under management and a REIT “sleeve” would result in an overall sub-advisory fee of between 0.45% and 0.85% of assets under management, depending on the amount of assets allocated to either sleeve at any given time. The Trustees considered statements by the Sub-Adviser explaining that this other registered investment company did not receive the same types of services that the Fund receives because, among other factors, the Sub-Adviser does not provide a leverage strategy or a dynamic asset allocation strategy for the other account, and does not utilize derivative instruments for that account, in each case unlike the mandate it has with respect to the Fund. The Trustees also considered the Adviser’s opinion that the compensation payable to the Sub-Adviser is reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund.

The Board reviewed the meeting materials it received from the Adviser regarding its revenues and expenses in connection with the services provided to the Fund, both solely with respect to the Adviser, as well as together with revenues earned by the Adviser’s affiliates, AFS (in its capacity as administrator of the Fund), ALPS Portfolio Solutions Distributor, Inc. (in its capacity as providing distribution assistance) and DST Systems, Inc. (in its capacity as transfer agent of the Fund). The meeting materials provided in this regard showed, and the Trustees acknowledged, that the Adviser incurred a cumulative loss from its management of the Fund since inception, after giving effect to the structuring fee that the Adviser was obligated to pay to certain members of the underwriting syndicate in connection with the Fund’s initial public offering. The Trustees also reviewed the profitability information provided by the Sub-Adviser for 2015 and 2016. In each case, the Trustees determined that the profitability of the Adviser and the Sub-Adviser was within the range that courts had found reasonable, and considered that the Adviser and the Sub-Adviser must be able to compensate their respective employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund.

30	www.principalcef.com

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

April 30, 2017 (Unaudited)

Economies of scale. With respect to whether economies of scale are realized by the Adviser and the Sub-Adviser and whether management fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered the Adviser’s view that adding breakpoints would not be appropriate at this time and that any increases in the Fund’s assets are primarily attributable to market appreciation and dividend reinvestments, rather than raising new capital, and therefore found that the level of management fees charged and fee structure remained appropriate.

Indirect benefits. The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser or Sub-Adviser or their affiliates as a result of their relationships with the Fund. The Trustees considered that both the Adviser and Sub-Adviser noted their belief that they would not experience any “fall-out” benefits. The Board concluded that the benefits accruing to the Adviser and the Sub-Adviser by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services provided by the Adviser and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of the Adviser and the Sub-Adviser was reasonable.

In summary, based on the various considerations discussed above, the Board determined that approval of the renewal of the Advisory Agreements was in the best interests of the Fund.

Semi-Annual Report | April 30, 2017	31

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2017 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE  or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

32	www.principalcef.com

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2017 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

Semi-Annual Report | April 30, 2017	33

Principal Real Estate Income Fund	Additional Information

April 30, 2017 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Six Months Ended April 30, 2017					Percentage of the Total Cumulative Distributions for the Six Months Ended April 30, 2017
Net Investment Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Per Share
$0.7600	$0.0400	$0.0100	$0.0600	$0.8700	87.15%	4.96%	0.94%	6.95%	100.00%

34	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

April 30, 2017 (Unaudited)

UNAUDITED TAX INFORMATION

The Fund designated 2.65% of the income dividends distributed between January 1, 2016 and December 31, 2016, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Code.

In early 2017, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

SHAREHOLDER MEETING RESULTS

On April 12, 2017, the Fund held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of the Fund, each to hold office for the term indicated or until their successors are duly elected and qualified.

Election of Jerry G. Rutledge as a Trustee of the Fund to a three-year term to expire at the Fund’s 2020 Annual Meeting of Shareholders.

	Number of Shares	% of Shares Voted
For	5,448,919.958	96.093%
Against	66,714.763	1.176%
Abstain	154,880.830	2.731%
Total	5,670,515.551	100.000%

Election of Thomas A. Carter as a Trustee of the Fund to a three-year term to expire at the Fund’s 2020 Annual Meeting of Shareholders.

	Number of Shares	% of Shares Voted
For	5,503,997.786	97.064%
Against	25,117.280	0.443%
Abstain	141,400.485	2.493%
Total	5,670,515.551	100.000%

DATA PRIVACY POLICIES AND PROCEDURES

Policy Statement: The Principle Real Estate Income Fund (the “Fund”) has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from customers, through application forms or otherwise, and information about customers’ Fund transactions will be collected.
●	None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

Semi-Annual Report | April 30, 2017	35

Principal Real Estate Income Fund	Additional Information

April 30, 2017 (Unaudited)

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place and designed to protect the confidentiality and properly disposal of such information.
●
The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

36	www.principalcef.com

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(b)
A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	June 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	June 30, 2017

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	June 30, 2017